UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2018

SPHERIX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-05576	52-0849320
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Em-ployer Identification Number)

One Rockefeller Plaza, 11th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 745-1374

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed on a Current Report on Form 8-K filed on March 14, 2018 with the Securities and Exchange Commission (the “SEC”), on March 12, 2018, Spherix Incorporated, a Delaware corporation (“Spherix”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Spherix, Spherix Merger Subsidiary Inc., a Nevada corporation and a wholly-owned Subsidiary of Spherix (“Merger Sub”), DatChat, Inc., a Nevada corporation (“DatChat”), and Darin Myman in the capacity as the representative from and after the effective time (the “Effective Time”) of the Merger (defined below) for the stockholders of DatChat as of immediately prior to the Effective Time (the “Stockholder Representative”), pursuant to which Merger Sub will merge with and into DatChat (the “Merger”), with DatChat continuing as the surviving corporation in the Merger. Pursuant to the Merger Agreement, at the Effective Time all of the shares of capital stock of DatChat issued and outstanding immediately prior to the Effective Time will be converted into the right to receive an aggregate of 46,153,846 shares of Spherix common stock (the “Stockholder Merger Consideration”), with each share of Spherix common stock valued at $1.30 per share.

On May 3, 2018, Spherix, Spherix Merger Sub, DatChat and the Stockholder Representative entered into that certain First Amendment to Agreement and Plan of Merger (the “Amendment”), pursuant to which the Merger Agreement was amended to reduce the Stockholder Merger Consideration from 46,153,846 shares of Spherix common stock to 34,615,385 shares of Spherix common stock.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 7, 2018, Spherix issued a press release announcing the execution of the Amendment and the election of Greg Blattner to Spherix’s board of directors.  The press release is attached hereto as Exhibit 99.1.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the proposed Merger, Spherix intends to file a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus of Spherix. Spherix will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders.  Investors and security holders of Spherix are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Spherix’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Merger because the proxy statement/prospectus will contain important information about the proposed Merger and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to stockholders of Spherix as of a record date to be established for voting on the proposed Merger. Stockholders will also be able to obtain copies of the Registration Statement on Form S-4 and proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Spherix Incorporated, One Rockefeller Plaza, 11th Floor, New York, NY 10020.

Participants in the Solicitation

Spherix and DatChat and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Spherix’s stockholders in connection with the proposed Merger.  Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Spherix’s directors and officers in Spherix’s filings with the SEC, including Spherix’s Annual Report on Form 10-K for the year-ended December 31, 2017, which was filed with the SEC on March 30, 2018, and such information will also be in the Registration Statement on Form S-4 to be filed with the SEC, which will include the proxy statement/prospectus of Spherix for the proposed Merger.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding Spherix’s and DatChat’s industry, future events, the proposed transaction between the parties to the Merger Agreement, as amended. the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Spherix’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding the businesses of Spherix and DatChat and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Spherix or DatChat operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Spherix or DatChat operates; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Spherix’s or DatChat’s management teams; the inability of the parties to successfully or timely consummate the proposed Merger, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Merger or that the approval of the stockholders of Spherix or DatChat are not obtained; failure to realize the anticipated benefits of the Merger, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of Spherix and DatChat; uncertainty as to the long-term value of Spherix’s common stock; those discussed in the Spherix’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other documents of Spherix on file with the SEC or in the Registration Statement on Form S-4 that will be filed with the SEC by Spherix. There may be additional risks that Spherix presently does not know or that Spherix currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Spherix’s expectations, plans or forecasts of future events and views as of the date of this communication. Spherix anticipates that subsequent events and developments will cause Spherix’s assessments to change. However, while Spherix may elect to update these forward-looking statements at some point in the future, Spherix specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Spherix’s assessments as of any date subsequent to the date of this communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of May 3, 2018, by and among Spherix Incorporated, Spherix Merger Subsidiary Inc., DatChat, Inc. and Darin Myman

99.1	Press Release dated as of May 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2018

SPHERIX INCORPORATED

By:	/s/ Anthony Hayes
Name: Anthony Hayes
Title: Chief Executive Officer